United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 14, 2023
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
FNF Common Stock, $0.0001 par value	FNF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
The Fidelity National Financial, Inc. Annual Meeting of Shareholders was held June 14, 2023. As of April 21, 2023, the record date for the Annual Meeting, 272,191,238 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:

1. Elect four Class III directors to serve until the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified or their earlier death, resignation or removal

	FOR	WITHHELD	BROKER NON-VOTES
William P. Foley, II	191,053,610	24,843,513	27,765,104
Douglas K. Ammerman	196,358,086	19,539,037	27,765,104
Thomas M. Hagerty	193,487,385	22,409,738	27,765,104
Peter O. Shea, Jr.	177,952,317	37,944,806	27,765,104

Directors whose term of office as a director continued after the meeting are as follows:

Class I (term expires at the 2024 Annual Shareholders Meeting): Raymond R. Quirk, Sandra D. Morgan, Heather H. Murren, and John D. Rood
Class II (term expires at the 2025 Annual Shareholders Meeting): Halim Dhanidina, Daniel D. (Ron) Lane, and Cary H. Thompson

2. To approve a non-binding advisory resolution on the compensation paid to our named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
200,321,325	11,638,567	3,937,231	27,765,104

3. To approve a non-binding advisory basis, of the frequency (annual or "1 Year," biennial or "2 Years," triennial or "3 Years") with which we solicit future non-binding advisory votes on the compensation paid to our named executive officers

1 YEAR	2 YEAR	3 YEAR	ABSTAIN
204,654,530	1,034,498	6,322,563	3,885,532
4. Ratification and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year

FOR	AGAINST	ABSTAIN
239,798,760	277,999	3,585,468

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	June 15, 2023	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary